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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K


                                 Current Report



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 19, 1996
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                               RYDER SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)


     Florida                            1-4364                  59-0739250
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(State or other jurisdiction            (Commission          (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


3600 N. W. 82nd Avenue, Miami, Florida                                  33166
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:   (305) 593-3276
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Item 5.    Other Events.

     Ryder System, Inc. (the "Company") announced that it is exploring the sale of its Consumer Truck Rental business. A copy of the Company's press release dated July 19, 1996 is attached hereto as Exhibit 99.

99. Press Release dated July 19, 1996, issued by Ryder System, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:    July 19, 1996



                                        RYDER SYSTEM, INC.


                                        By:  /s/  Edward R. Henderson
                                           ---------------------------------
                                           Name:   Edward R. Henderson
                                           Title:  Associate General Counsel
                                                    and Assistant Secretary







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                                 EXHIBIT INDEX

                                                             Sequentially
                                                               Numbered
Exhibit No.                         Title                        Page
- -----------                         -----                    ------------
  99.                  Press Release dated July 19, 1996,
                       issued by Ryder System, Inc.
